Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of July 6, 2018, is made by WORKHORSE GROUP INC., a Nevada corporation (“Borrower”), WORKHORSE TECHNOLOGIES INC., an Ohio corporation (“WH Technologies”), WORKHORSE PROPERTIES INC., an Ohio corporation (“WH Properties”), WORKHORSE MOTOR WORKS INC., an Indiana corporation (“WH MW”), and SUREFLY, INC., a Delaware corporation (“Surefly” and together with Borrower, WH Technologies, WH Properties, and WH MW, collectively, the “Grantors” and each individually a “Grantor”) in favor of _______, a Cayman Islands exempted limited partnership (“Lender”), as lender under that certain Loan Agreement dated as of the date hereof between Borrower and Lender (as amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

WHEREAS, as a condition precedent to the making of the Loan by Lender under the Loan Agreement, each Grantor has executed and delivered that certain Guarantee and Collateral Agreement dated as of the date hereof between the Grantors and the Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, each Grantor has granted a security interest in, among other property, certain intellectual property of such Grantor to the Lender, and has agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Lender a security interest in and to all of such Grantor’s right, title and interest in and to the following (the “IP Collateral”):

(i)           the United States, international and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement (each such supplement, an “IP Security Agreement Supplement”), executed and delivered by any Grantor to the Lender from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

(ii)          the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by any Grantor to the Lender from time to time) (the “Trademarks”);

(iii)         the copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by any Grantor to the Lender from time to time) (the “Copyrights”);

(iv)         any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(v)          any and all proceeds of the foregoing.

Notwithstanding the foregoing, however, the IP Collateral shall not include any intent-to-use trademarks, prior to the filing of a “Statement of Use” with respect thereto if and solely to the extent that (and so long as) any such intent-to-use trademark application would be rendered void by the attachment or creation of a security interest in the right, title or interest of such Grantor therein).

SECTION 2. Security for Obligations. The grant of a security interest in the IP Collateral by each Grantor under this IP Security Agreement secures the payment of the Obligations of such Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest that accrues after the commencement of bankruptcy), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government office record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Lender with respect to the IP Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the Security Agreement and this IP Security Agreement, the provisions of the Security Agreement shall control.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address for Notices:	WORKHORSE GROUP INC., as a Grantor

Address:
Attention:	By:
Telephone:	Name:
E-mail:	Title:

Address:	WORKHORSE TECHNOLOGIES INC., as a Grantor
Attention:
Telephone:
E-mail:	By:
Name:
Title:

Address:	WORKHORSE PROPERTIES INC., as a Grantor
Attention:
Telephone:
E-mail:	By:
Name:
Title:

Address:	WORKHORSE MOTOR WORKS INC., as a Grantor
Attention:
Telephone:
E-mail:	By:
Name:
Title:

Address:	SUREFLY, INC., as a Grantor
Attention:
Telephone:
E-mail:	By:
Name:
Title:

(Signature Page to IP Security Agreement)

IN WITNESS WHEREOF, the Lender has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

______________, as Lender

By:
Name:
Its:

Address for Notices:

(Signature Page to IP Security Agreement)

Schedule A to the
IP Security Agreement

PATENTS:

Code/Matter No.	Country	Serial Number	Application Date	Patent Number	Issue/ Grant Date	Expiration Date	Title	Assignee
AMPI	Canada	2523653	10/17/2005	2523653	12/22/2009	10/17/2025	VEHICLE CHASSIS ASSEMBLY	AMP Trucks Inc.
AMPI	United States	11/252,220	10/17/2005	7,717,464	05/18/2010	09/06/2026	Vehicle Chassis Assembly	AMP Trucks Inc.
AMPI	United States	11/252,219	10/17/2005	7,559,578	07/14/2009	09/06/2026	Vehicle Chassis Assembly	AMP Trucks Inc.
AMPI	United States	29/243,074	11/18/2005	D561,078	02/05/2008	02/05/2022	Vehicle Header	AMP Trucks Inc.
AMPI	United States	29/243,129	11/18/2005	D561,079	02/05/2008	02/05/2022	Vehicle Header	AMP Trucks Inc.
AMPI 10US	United States	13/283,663	10/28/2011	8,541,915	09/24/2013	12/16/2031	DRIVE MODULE AND MANIFOLD FOR ELECTRIC MOTOR DRIVE ASSEMBLY	Workhorse Group Incorporated
AMPI 23U	United States	14/606,497	01/27/2015	9,481,256	11/01/2016	05/03/2035	ONBOARD GENERATOR DRIVE SYSTEM FOR ELECTRIC VEHICLES	Workhorse Group Incorporated
AMPI 24A	United States	15/915,144	03/08/2018				PACKAGE DELIVERY BY MEANS OF AN AUTOMATED MULTI-COPTER UAS/UAV DISPATCHED FROM A CONVENTIONAL DELIVERY VEHICLE	Workhorse Group Incorporated
AMPI 24U	United States	14/989,870	01/07/2016	9,915,956	03/13/2018	06/24/2036	PACKAGE DELIVERY BY MEANS OF AN AUTOMATED MULTI-COPTER UAS/UAV DISPATCHED FROM A CONVENTIONAL DELIVERY VEHICLE	Workhorse Group Incorporated
AMPI 26U	United States	15/944,185	05/31/2018				AUXILIARY POWER SYSTEM FOR ROTORCRAFT WITH FOLDING PROPELLER ARMS AND CRUMPLE ZONE LOADING GEAR	Surefly, Inc.
AMPI-26WO	PCT	US2018/035353	5/31/2018				AUXILIARY POWER SYSTEM FOR ROTORCRAFT WITH FOLDING PROPELLER ARMS AND CRUMPLE ZONE LOADING GEAR	Surefly, Inc.

Schedule A To the Intellectual Property Agreement

Schedule B to the
IP Security Agreement

TRADEMARKS

Code/Matter No.	Mark Name	Country	Current Owner	Application Number	Application Date	Registration Number	Registration Date	Classes	Goods
AMPI 01	NOTHING OUTWORKS A WORKHORSE	Canada	Workhorse Custom Chassis, LLC	1,053,053	03/30/2000	601,870	02/11/2004	N/A	Chassis, bodies and parts thereof for delivery trucks, recreational land vehicles, buses and other specialty motorized vehicles, namely, auto transport trucks, concrete mixer trucks, dump trucks, garbage hauler trucks, oil-field trucks, stake and platform trucks, tank trucks, wrecker and tow trucks and scissors trucks, but specifically excluding utility cars for turf maintenance for use at golf courses, country clubs, municipalities, building complexes and large scale industrial complexes
AMPI 01	WORKHORSE CUSTOM CHASSIS	Canada	Workhorse Custom Chassis, LLC	1,053,052	03/30/2000	601,775	02/10/2004	N/A	Chassis, bodies and parts thereof for delivery trucks, recreational land vehicles, buses and other specialty motorized vehicles, namely, auto transport trucks, concrete mixer trucks, dump trucks, garbage hauler trucks, oil-field trucks, stake and platform trucks, tank trucks, wrecker and tow trucks and scissors trucks, but specifically excluding utility cars for turf maintenance for use at golf courses, country clubs, municipalities, building complexes and large scale industrial complexes
AMPI 01	Workhorse UFO and Logo	Canada	Workhorse Custom Chassis, LLC	1,328,215	12/14/2006	757,840	01/26/2010	N/A	Chassis and bodies for recreational vehicles
AMPI 01	WORKHORSE	Canada	Workhorse Custom Chassis, LLC	1,468,395	02/04/2010	783,257	11/23/2010	N/A	Chassis, bodies, and parts thereof, for recreational land vehicles, buses and trucks
AMPI 01	WORKHORSE	Mexico	Workhorse Custom Chassis, LLC	1068329	02/18/2010	1200569	02/10/2011
AMPI 01	WORKHORSE CUSTOM CHASSIS	Mexico	Workhorse Custom Chassis, LLC	419462	04/05/2000	685022	01/31/2001
AMPI 01	NOTHING OUTWORKS A WORKHORSE	Mexico	Workhorse Custom Chassis, LLC	419463	04/05/2000	685023	01/31/2001
AMPI 01	WORKHORSE CUSTOM CHASSIS	United States	AMP Trucks Inc.	75/816,152	10/05/1999	2,413,878	12/19/2000	12	Chassis, bodies, and parts thereof, for recreational land vehicles, buses
AMPI 15IS	AMP	Iceland	Workhorse Group Incorporated	1295/2011	05/05/2011	557/2011	05/31/2011	12	Electric drives for vehicles; Electric vehicles, namely, land vehicles
AMPI 25	WORKHORSE	United States	AMP Trucks Inc.	78/571,788	02/21/2005	3,214,777	03/06/2007	12	Chassis, bodies, and parts thereof, for recreational land vehicles, buses and trucks
AMPI 27	SUREFLY	United States	Workhorse Group Incorporated	87/431,425	05/01/2017	5,476,952	05/22/2018	12	Aircraft
AMPI 28	Horsefly	United States	Workhorse Group Incorporated	87/770,725	01/25/2018			12	Package Delivery System Utilizing Drones

Schedule B To the Intellectual Property Agreement

Schedule C to the
IP Security Agreement

COPYRIGHTS

None.

Schedule C To the Intellectual Property Agreement